EXHIBIT 24


                                   FORM 10-K
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints GILBERT L. KLEMANN, II, C. RICHARD MATHEWS, and KATHERINE O'HARA and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to sign the 2002 Annual Report on Form 10-K of Avon Products, Inc. and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this power of attorney as of February 26, 2003.


Signature                               Title
---------                               -----

/s/Andrea Jung                          Chairman of the Board and Chief
Andrea Jung                             Executive Officer and Director -
                                        Principal Executive Officer



/s/Susan J. Kropf                       President and Chief Operating Officer
Susan J. Kropf                          and Director



/s/Robert J. Corti                      Executive Vice President and
Robert J. Corti                         Chief Financial Officer -
                                        Principal Financial Officer



/s/Janice Marolda                       Vice President and Controller -
Janice Marolda                          Principal Accounting Officer


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


Signature                                          Title
---------                                          -----

/s/Brenda C. Barnes                              Director
Brenda C. Barnes



/s/ W. Don Cornwell                              Director
W. Don Cornwell



/s/Edward T. Fogarty                             Director
Edward T. Fogarty



/s/Stanley C. Gault                              Director
Stanley C. Gault



/s/Fred Hassan                                   Director
Fred Hassan



/s/Maria Elena Lagomasino                        Director
Maria Elena Lagomasino



/s/Ann S. Moore                                  Director
Ann S. Moore



/s/ Paula Stern                                  Director
Paula Stern



/s/Lawrence A. Weinbach                          Director
Lawrence A. Weinbach


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